Exhibit 99.1

    BMW Vehicle Lease Trust 2000-A
    Collection Period Ending: 6/30/03
    Distribution Date: 7/25/03

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    Balances
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                                                                                                Initial         Period End
         Securitization Value                                                            $1,547,538,089                 $0
         Reserve Account                                                                    $81,245,750                 $0
         Class A-1 Notes                                                                   $180,000,000                 $0
         Class A-2 Notes                                                                   $600,000,000                 $0
         Class A-3 Notes                                                                   $300,000,000                 $0
         Class A-4 Notes                                                                   $389,660,000                 $0
         Subordinated Note                                                                  $30,951,089                 $0
         Class B Certificates                                                               $46,927,000                 $0

    Current Collection Period
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    Beginning Securitization Value
                                                                                           $116,707,265
     Principal Reduction Amount                                                            $116,707,265
    Ending Securitization Value                                                                      $0

    Calculation of Required 2000-A SUBI Collection Account Amount
              Collections
                   Receipts of Monthly Payments                                              $1,631,954
                   Sale Proceeds                                                            $21,044,607
                   Termination Proceeds                                                     $36,031,042
                   Recovery Proceeds                                                         $1,647,695
                   Repurchase of Receivables                                                $56,938,789
              Total Collections                                                            $117,294,087

              Servicer Advances                                                                      $0
              Reimbursement of Previous Servicer Advances                                            $0

              Release from Reserve Account                                                           $0

         Required 2000-A SUBI Collection Account Amount                                    $117,294,087

    Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                            $49,754,668
         Current Period Monthly Payment Advance                                                      $0
         Current Period Sales Proceeds Advance                                                       $0
         Current Reimbursement of Previous Servicer Advance                                          $0
         Ending Period Unreimbursed Previous Servicer Advances                              $49,754,668

    Collection Account
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         Deposits to 2000-A SUBI Collection Account                                        $117,294,087
         Withdrawals from 2000-A SUBI Collection Account
              Servicing Fees                                                                    $97,256
              Note Distribution Account Deposit                                                $215,826
              Reserve Fund Deposit - Subordinated Noteholder Interest                                $0
              Certificate Distribution Account Deposit                                         $273,741
              Monthly Principal Distributable Amount                                       $116,707,265
              Reserve Fund Deposit - Excess Collections                                              $0
              Payments to Transferor                                                                 $0
         Total Distributions from 2000-A SUBI Collection Account                           $117,294,087

    Note Distribution Account
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         Amount Deposited from the Collection Account                                      $116,923,090
         Amount Deposited from the Reserve Account                                                   $0
         Amount Paid to Noteholders                                                        $116,923,090

    Certificate Distribution Account
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         Amount Deposited from the Collection Account                                          $273,741
         Amount Deposited from the Reserve Account                                                   $0
         Amount Paid to Certificateholders                                                     $273,741

    Distributions
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         Monthly Principal Distributable Amount                          Current Payment    Ending Balance      Per $1,000   Factor
         Class A-1 Notes                                                              $0                $0           $0.00    0.00%
         Class A-2 Notes                                                              $0                $0           $0.00    0.00%
         Class A-3 Notes                                                              $0                $0           $0.00    0.00%
         Class A-4 Notes                                                     $38,829,176                $0          $99.65    0.00%
         Subordinated Note                                                   $30,951,089                $0       $1,000.00    0.00%
         Class B Certificates                                                $46,927,000                $0       $1,000.00    0.00%

         Interest Distributable Amount                                   Current Payment        Per $1,000
         Class A-1 Notes                                                              $0             $0.00
         Class A-2 Notes                                                              $0             $0.00
         Class A-3 Notes                                                              $0             $0.00
         Class A-4 Notes                                                        $215,826             $0.55
         Subordinated Note                                                      $180,548             $5.83
         Class B Certificates                                                   $273,741             $5.83

    Carryover Shortfalls
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                                                                  Prior Period Carryover   Current Payment      Per $1,000
         Class A-1 Interest Carryover Shortfall                                       $0                $0              $0
         Class A-2 Interest Carryover Shortfall                                       $0                $0              $0
         Class A-3 Interest Carryover Shortfall                                       $0                $0              $0
         Class A-4 Interest Carryover Shortfall                                       $0                $0              $0
         Subordinated Note Interest Carryover Shortfall                               $0                $0              $0
         Certificate Interest Carryover Shortfall                                     $0                $0              $0

    Reserve Account
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         Beginning Period Required Amount                                   $104,458,821
         Beginning Period Amount                                             $99,383,054
         Net Investment Earnings                                                 $85,702
         Current Period Deposit                                                       $0
         Reserve Fund Draw Amount                                                     $0
         Release of Excess Funds                                                      $0
         Ending Period Required Amount                                                $0
         Ending Period Amount                                                         $0

    Residual Value Losses
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                                                                          Current Period             Cumulative
         Net Sale Proceeds                                                   $55,799,647           $907,254,314
         Residual Values                                                     $59,642,965           $964,898,286
         Residual Value Losses                                                $3,843,319            $57,643,972

    Receivables Data
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         Beginning of Period Lease Balance                                  $130,444,749
         End of Period Lease Balance                                         $69,259,473

         Delinquencies Aging Profile - End of Period Lease Balance         Dollar Amount                  Percentage
              Current                                                        $65,169,409                      94.09%
              1-29 days                                                       $3,457,827                       4.99%
              30-59 days                                                        $508,560                       0.73%
              60-89 days                                                        $123,678                       0.18%
              90-119 days                                                             $0                       0.00%
              120+ days                                                               $0                       0.00%
              Total                                                          $69,259,473                     100.00%
              Delinquent Receivables +30 days past due                          $632,238                       0.91%

         Credit Losses                                                    Current Period                  Cumulative
              Liquidated Lease Balance                                          $332,651                 $19,271,007
              Liquidation Proceeds                                              $230,645                 $13,776,797
              Recovery Proceeds                                                  $11,524                    $638,618
              Net Credit Losses                                                  $90,482                  $4,729,852


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    NOTE:     Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.


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